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                                                                 EXHIBIT 1(a)
                                                                 ------------


                             THE HERTZ CORPORATION

                                DEBT SECURITIES

                    UNDERWRITING AGREEMENT BASIC PROVISIONS

     THE HERTZ CORPORATION, a Delaware corporation (the "Company"), may issue and sell from time to time series of its senior and/or senior subordinated and/or junior subordinated debt securities registered under the registration statement referred to in Paragraph 1(a) hereof (the "Securities"). The Securities may have varying designations, priorities of payment, denominations, interest rates and payment dates (if any), maturities, redemption provisions and selling prices, with all such terms for any particular series of Securities sold pursuant to the terms hereof (together with any other terms relating to such series) to be determined and set forth in a Terms Agreement of the type referred to in Paragraph 2 hereof (a "Terms Agreement") relating to the series and incorporating by reference the basic provisions set forth herein.

     With respect to any particular Terms Agreement, the Terms Agreement, together with the provisions hereof incorporated therein by reference, is herein referred to as this "Agreement". Terms defined in the Terms Agreement, unless defined herein, are used herein as therein defined.

     1. The Company represents, warrants and agrees that:

          (a) The registration statement on Form S-3 (No. 33-62902) with respect to the Securities and the offering thereof from time to time in accordance with Rule 415 under the Act (as hereinafter defined) has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and the Registration Statement (as hereinafter defined) has become effective, and the Indentures (as hereinafter defined) have been qualified under the Trust Indenture Act (as hereinafter defined). As used in this Agreement, (i) "Preliminary Prospectus" means any preliminary prospectus supplement to the prospectus (including all documents incorporated therein by reference) relating to that registration statement, or amendments or supplements thereof, including any prospectus filed with the Commission pursuant to Rule 424 of the Rules and Regulations, which describes the Underwritten Securities and the offering thereof and is used prior to the filing of the Prospectus; (ii) "Registration Statement" means that registration statement, as such may be amended or supplemented at the date of the Terms Agreement; (iii) "Basic Prospectus" means the prospectus (including all documents incorporated therein by reference) relating to the Registration Statement in the form in which such prospectus has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of the Terms Agreement; and (iv) "Prospectus" means the Basic Prospectus, together with any related prospectus amendment or supplement (including in each case all documents incorporated therein by reference) specifically relating to the Underwritten Securities (as defined in the applicable Terms Agreement), as filed with the Commission pursuant to paragraph (b) or (c) of Rule 424 of the Rules and Regulations on or after the date of the Terms Agreement, provided that if a previously unfiled form of prospectus with an issue date later than the issue date of the Basic Prospectus is to be filed with the Commission together with a prospectus supplement relating to the Underwritten Securities, then "Prospectus" means such new form of prospectus together with such prospectus supplement (and amendments thereto) as filed with the Commission on or after the date of
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         the Terms Agreement (including in each case all documents incorporated therein by reference). The Commission has not issued any order preventing or suspending the use of any Prospectus and, to the knowledge of the Company, no proceedings for such purpose are pending before or threatened by the Commission.

          (b) The Registration Statement and the Prospectus contain, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will contain, at all times during the period specified in Paragraph 7(c) hereof, all statements which are required by the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission under such Acts; the indentures, including any amendments and supplements thereto, pursuant to which the Securities will be issued (the "Indentures" or separately "each Indenture") will conform with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder; and the Registration Statement and the Prospectus do not, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will not at any time during the period specified in Paragraph 7(c) hereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Company makes no representation or warranty as to the part of the Registration Statement that consists of the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 (Form T-1) of either Trustee or as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the representative or representatives identified in the Terms Agreement (the "Representative") by or on behalf of any Underwriter specifically for inclusion therein.

          (c) Neither the Company nor any of its subsidiaries (as defined in Paragraph 14 hereof) is in violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or in default under any material loan agreement, indenture or other financing instrument to which the Company or any of its subsidiaries is now or on the Delivery Date (as defined in Paragraph 6 hereof) will be a party or by which the Company or any of its subsidiaries is or will be bound; and neither the execution, delivery and performance of this Agreement and any Delayed Delivery Contracts (as defined in Paragraph 3 hereof), the sale of the Securities nor compliance by the Company with all of the provisions of each Indenture and the Underwritten Securities will conflict with or result in a breach of any of the provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any material agreement, instrument or indenture to which the Company or any of its subsidiaries is now or on the Delivery Date will be a party or by which the Company or any of its subsidiaries is now or will on such Delivery Date be bound or will result in a violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or any order, rule or regulation of any court or other governmental body; and except as required by the Act, the Trust Indenture Act, the Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing with, any court or governmental body is required for the execution, delivery and performance by the Company of this Agreement, the Delayed Delivery Contracts, if any, and each Indenture.

          (d) Except as contemplated herein, or as set forth in or contemplated by the Registration Statement and the Prospectus, or as the result of current operations in the ordinary course of business, the Company, subsequent to the dates as of which information is given in the Registration Statement and the Prospectus and prior to the Delivery Date, will not have incurred any material liabilities or obligations, direct or contingent; and, except as set forth in or contemplated by the Registration Statement and the Prospectus, there will have been, subsequent to the dates as of which information is given in the Registration Statement and the Prospectus and prior to the Delivery Date, no material adverse change in the condition, financial or otherwise, of the Company or of the Company and its subsidiaries taken as a whole

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         or in the results of operations or prospects of the Company or of the
         Company and its subsidiaries taken as a whole.

          (e) Each of Arthur Andersen & Co., whose report appears in the Company's Annual Report on Form 10-K for the year ended December 31, 1993, which is incorporated by reference in the Prospectus, and Coopers & Lybrand are independent public accountants as required by the Act and the Rules and Regulations.

          (f) This Agreement has been duly authorized, executed and delivered by the Company. On the Delivery Date (i) the applicable Indenture will have been validly authorized, executed and delivered by the Company and will constitute the legally binding obligation of the Company, (ii) the Underwritten Securities will have been validly authorized and, upon payment therefor as provided in this Agreement, will be validly issued and outstanding, and will constitute legally binding obligations of the Company entitled to the benefits of the applicable Indenture, and (iii) the Underwritten Securities and each Indenture will conform to the descriptions thereof contained in the Prospectus.

          (g) The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware, is qualified to do business and is in good standing in all jurisdictions in which the failure to so qualify and be in good standing would materially adversely affect the business or financial condition of the Company and has the power and authority to own or hold its properties and to conduct the business in which it is engaged.

          (h) As of December 31, 1993, Hertz International, Ltd., Hertz Equipment Rental Corporation, Hertz Claim Management Corporation and Hertz Canada Limited were the only subsidiaries of the Company that constitute a "significant subsidiary" of the Company within the meaning of Rule 1-02 of Regulation S-X of the Commission. Each such subsidiary (each such subsidiary or the subsidiaries so disclosed in the most recent Form 10-K of the Company hereinafter referred to as a "Significant Subsidiary") has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the jurisdiction of its incorporation, is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify and be in good standing would materially adversely affect its business or financial condition and has the power and authority to own or hold its properties and to conduct the business in which it is engaged. The Company owns, directly or indirectly, free and clear of liens and encumbrances, all of the outstanding capital stock of each Significant Subsidiary, except to the extent set forth in the Prospectus.

          (i) Neither the Company nor any subsidiary has any material litigation or governmental proceedings pending or, to its knowledge, threatened of a character which in the opinion of the Company would affect any transaction contemplated by this Agreement or would be required to be disclosed in the Registration Statement, other than that which is disclosed in each Prospectus.

          (j) The financial statements incorporated by reference in the Registration Statement or in any Preliminary Prospectus or Prospectus present, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will present fairly, at all times during the period specified in Paragraph 7(c) hereof, the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 7(c) hereof, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

          (k) The documents incorporated by reference into any Preliminary Prospectus or Prospectus have been and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which

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         this representation is being made) will be at all times during the period specified in Paragraph 7(c) hereof, prepared by the Company in conformity with the applicable requirements of the Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder and such documents have been, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 7(c) hereof, timely filed as required thereby.

          (l) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations, or which were required to be filed as exhibits to any document incorporated by reference in any Prospectus by the Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Exchange Act as required.

     2. The obligation of the Underwriters to purchase, and the Company to sell, the Underwritten Securities is evidenced by a Terms Agreement delivered at the time the Company determines to sell the Underwritten Securities substantially in the form of Exhibit A attached hereto. The Terms Agreement specifies the firm or firms which will be Underwriters, the principal amount of the Underwritten Securities to be purchased by each Underwriter, the purchase price to be paid by the Underwriters for the Underwritten Securities, the public offering price, if any, of the Underwritten Securities, whether the Underwriters are authorized to solicit institutional investors to purchase Underwritten Securities pursuant to Delayed Delivery Contracts (as defined in Paragraph 3 hereof), certain terms thereof and the Underwriters' compensation therefor and any terms of the Underwritten Securities not already specified in the applicable Indenture (including but not limited to, designations, priorities of payment, denominations, interest rates and payment dates, maturity, redemption provisions and sinking fund requirements).

     3. Any offer to purchase Underwritten Securities by institutional investors solicited by the Underwriters for delayed delivery shall be made pursuant to contracts substantially in the form of Exhibit B attached hereto, with such changes therein as the Company and the Representative may approve (the "Delayed Delivery Contracts"). The Company shall have the right, in its sole discretion, to approve or disapprove each such institutional investor. Underwritten Securities which are subject to Delayed Delivery Contracts are herein sometimes called "Delayed Delivery Underwritten Securities" and Underwritten Securities which are not subject to Delayed Delivery Contracts are herein sometimes called "Immediate Delivery Underwritten Securities."

     Contemporaneously with the purchase on the Delivery Date by the Underwriters of the Immediate Delivery Underwritten Securities pursuant to this Agreement, the Company will pay to the Representative by certified or official bank check payable in same-day funds settled to, or upon, the order of the Company for the account of the Underwriters, the compensation specified in the Terms Agreement for arranging the sale of Delayed Delivery Underwritten Securities. The Underwriters shall have no responsibility with respect to the validity or performance of any Delayed Delivery Contracts.

     For the purpose of determining the principal amount of Immediate Delivery Underwritten Securities to be purchased by each Underwriter, there shall be deducted from the principal amount of Underwritten Securities to be purchased by such Underwriter as set forth in the Terms Agreement that portion of the aggregate principal amount of Delayed Delivery Underwritten Securities that the principal amount of Underwritten Securities to be purchased by such Underwriter as set forth in the Terms Agreement bears to the aggregate principal amount of the Underwritten Securities set forth there to be purchased by all of the Underwriters (in each case as adjusted by the Representative to avoid fractions of the minimum principal amount in which the Underwritten Securities may be issued), except to the extent that the Representative

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determines, in its discretion, that such deduction shall be otherwise than in such proportion and so advises the Company.

     4. The Company shall not be obligated to deliver any Underwritten Securities except upon payment for all Immediate Delivery Underwritten Securities to be purchased pursuant to this Agreement as hereinafter provided.

     5. If any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Immediate Delivery Underwritten Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the principal amount of Underwritten Securities set forth in the Terms Agreement to be purchased by each remaining non-defaulting Underwriter bears to the aggregate principal amount of Underwritten Securities set forth in the Terms Agreement to be purchased by all the remaining non-defaulting Underwriters; provided that the remaining non-defaulting Underwriters shall not be obligated to purchase any Immediate Delivery Underwritten Securities if the aggregate principal amount of Immediate Delivery Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 9.09% of the total principal amount of Underwritten Securities, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Underwritten Securities set forth in the Terms Agreements to be purchased by it. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Immediate Delivery Underwritten Securities. If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the Immediate Delivery Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Paragraph 7(j) hereof.

     Nothing contained in this Paragraph 5 shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other Underwriters are obligated or agree to purchase the Immediate Delivery Underwritten Securities of a defaulting or withdrawing Underwriter, either the Representative or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, any Prospectus or in any other document or arrangement.

     6. Delivery of and payment for the Immediate Delivery Underwritten Securities shall be made at the place designated in the Terms Agreement, at 10:00 A.M., New York City time, on the fifth business day following the date of the Terms Agreement, or at such other location, time and date as shall be determined by agreement between the Representative and the Company. This date and time are sometimes referred to as the "Delivery Date". On the Delivery Date the Company shall deliver the Immediate Delivery Underwritten Securities to the Representative for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire or internal bank transfer to an account specified by the Company payable in same-day funds settled through the New York Clearing House; provided, however, that the Company and the Underwriters may agree upon other or additional settlement procedures in the applicable Terms Agreement. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Immediate Delivery Underwritten Securities shall be in definitive fully registered form and in such denominations and registered in such names as the Representative shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the Immediate Delivery Underwritten Securities, the Company shall make the Immediate Delivery Underwritten Securities available for inspection by the Representative in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

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     7. The Company agrees:

          (a) To furnish promptly to the Representative a conformed copy of and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed and each amendment or supplement thereto filed prior to the date of the Terms Agreement or relating to or covering the Underwritten Securities, and all consents and exhibits filed therewith, and a copy of each Prospectus filed with the Commission, including all documents incorporated therein by reference;

          (b) To deliver promptly to the Representative such number of the following documents as the Representative may reasonably request: (i) conformed copies of the Registration Statement (excluding exhibits other than the computation of the ratio of earnings to fixed charges, the applicable Indenture and this Agreement), (ii) each Preliminary Prospectus,
     (iii) each Prospectus and (iv) any documents incorporated by reference in any Prospectus;

          (c) To file with the Commission, during such period following the date of the Terms Agreement that, in the opinion of counsel for the Underwriters, a Prospectus is required by law to be delivered, any amendment or supplement to the Registration Statement or any Prospectus that may, in the judgment of the Company or the Representative, be required by the Act or requested by the Commission and approved by the Representative;

          (d) Reasonably in advance of the filing with the Commission during the period referred to in (c) above of: (i) any amendment or supplement to the Registration Statement, (ii) the Prospectus or any amendment or supplement thereto or (iii) any document incorporated by reference in any of the foregoing or any amendment or supplement to any such incorporated document, to furnish a copy thereof to the Representative and to counsel for the Underwriters and, unless in the opinion of counsel for the Company such particular filing is required by law, obtain the consent of the Representative to the filing;

          (e) To advise the Representative immediately (i) when any post-effective amendment to the Registration Statement becomes effective,
     (ii) of any request or proposed request by the Commission for an amendment or supplement to the Registration Statement (insofar as the amendment or supplement relates to or covers the Underwritten Securities), to the Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order directed to the Prospectus or to the accuracy or the adequacy of any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in the Prospectus, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose and (v) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement or the Prospectus or which requires the making of a change in the Registration Statement or the Prospectus in order to make any material statement therein not misleading;

          (f) If, during the period referred to in (c) above, the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting of that order at the earliest possible time;

          (g) As soon as practicable, to make generally available to its security holders and to deliver to the Representative an earnings statement, conforming with the requirements of Section 11(a) of the Act, covering a period of at least twelve months beginning after the effective date (as such term is defined in Rule 158 of the Rules and Regulations) of the Registration Statement;

          (h) For a period of three years after the Delivery Date, to furnish to the Representative copies of all public reports and all reports and financial statements furnished by the Company to any national securities exchange (an "Exchange") pursuant to requirements of or agreements with any such Exchange, or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

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          (i) To endeavor, with the reasonable cooperation of the
     Representative, to qualify the Underwritten Securities for offer and sale under the securities or "Blue Sky" laws of such jurisdictions as the Representative may reasonably request; provided, however, that the Company shall not be obligated, solely for this purpose, to qualify as a foreign corporation or as a dealer in securities or to execute or file any general consent to service of process under the laws of any jurisdiction in which it is not now subject to such service;

          (j) To pay the costs incident to the authorization, issuance, sale and delivery of the Underwritten Securities and any taxes payable in that connection; the costs incident to the preparation, printing and filing under the Act of the Registration Statement and any amendments, supplements and exhibits thereto; the costs incident to the preparation, printing and filing of any document and any amendments and exhibits thereto required to be filed by the Company under the Exchange Act; the costs of distributing the Registration Statement as originally filed and each amendment and post-effective amendment thereof (including exhibits), any Preliminary Prospectus, each Prospectus and any documents incorporated by reference in any of the foregoing documents; the costs of printing each Indenture, this Agreement and any Delayed Delivery Contracts; when Securities are to be listed on a securities exchange, the costs of listing such Securities upon such securities exchange; the costs of any filings with the National Association of Securities Dealers, Inc.; fees paid to rating agencies in connection with the rating of the Securities, including the Underwritten Securities; the fees and expenses of qualifying the Securities, including the Underwritten Securities, under the securities laws of the several jurisdictions as provided in this Paragraph and of preparing and printing a Blue Sky Memorandum, and a memorandum concerning the legality of the Securities, including the Underwritten Securities, as an investment (including fees of counsel to the Underwriters not in excess of $10,000 in connection therewith); and all other costs and expenses incident to the performance of the Company's obligations under this Agreement; provided, however, that, except as provided in this Paragraph and in Paragraph 11 hereof, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Underwritten Securities which they may sell and the expenses of advertising any offering of the Underwritten Securities made by the Underwriters;

          (k) Until the termination of the offering of the Underwritten Securities, to timely file all documents, and any amendments to previously filed documents, required to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act; and

          (l) During the period beginning on the date of the Terms Agreement and continuing to the Delivery Date, without consent of the Representative, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company with maturities longer than one year, other than Underwritten Securities to the Underwriters or medium-term notes distributed by the Company's agents.

     8. (a) The Company shall indemnify and hold harmless each Underwriter, each other person, if any, participating with the Underwriters in the distribution of the Underwritten Securities who is an "underwriter" within the meaning of
Section 2(11) of the Act with respect to the distribution of the Underwritten Securities (the "Participants") and each person, if any, who controls any Underwriter within the meaning of the Act from and against any loss, claim, damage or liability, as incurred, joint or several, and any action in respect thereof, to which that Underwriter, Participant or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or any Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, Participant and such controlling person for any legal and other expenses reasonably incurred, as incurred, by that Underwriter, Participant or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or any Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representa-

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tive by or on behalf of any Underwriter specifically for inclusion therein;
provided further that the foregoing indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter, Participant or controlling person from whom the person asserting any such losses, claims, damages or liabilities purchased Underwritten Securities if such untrue statement or omission or alleged untrue statement or omission made in such Preliminary Prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Underwritten Securities to such person. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or controlling person.

     (b) Each Underwriter shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and any person who controls the Company within the meaning of the Act from and against any loss, claim, damage or liability, as incurred, joint or several, and any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action, arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or any Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company for any legal and other expenses reasonably incurred, as incurred, by the Company or any such director, officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any of its directors, officers or controlling persons.

     (c) Promptly after receipt by an indemnified party under this Paragraph of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Paragraph, notify the indemnifying party in writing of the claim or the commencement of that action, provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Paragraph. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Paragraph for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that the Representative shall have the right to employ counsel to represent the Representative, those other Underwriters and Participants and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Paragraph if, in the reasonable judgment of the Representative, it is advisable for the Representative, those Underwriters, Participants and controlling persons to be represented by separate counsel due to actual or potential different interests between the indemnified party and the indemnifying party, and in that event the fees and expenses of such separate counsel shall be paid by the Company as incurred. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate counsel for all such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) If the indemnification provided for in this Paragraph 8 shall for any reason be unavailable to an indemnified party under Paragraph 8(a) or 8(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters and Participants on the other from the offering of the Underwritten Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters and Participants on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters and Participants on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Underwritten Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters and the Participants with respect to such offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Paragraph 8(d) were to be determined by pro rata allocation (even if the Underwriters and the Participants were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Paragraph 8(d) shall be deemed to include, for purposes of this Paragraph 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Paragraph 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or became liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Paragraph 8(d) are several in proportion to their respective underwriting obligations and not joint.

     (e) The indemnity agreements contained in this Paragraph and the representations, warranties and agreements of the Company in Paragraph 1 and Paragraph 7 hereof shall survive the delivery of the Underwritten Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

     9. The obligations of the Underwriters under this Agreement may be terminated by the Representative, in its absolute discretion, by notice given to and received by the Company prior to the delivery of and payment for the Immediate Delivery Underwritten Securities, if, during the period beginning on the date of the Terms Agreement to and including the Delivery Date, (a) trading in securities of the Company on the New York Stock Exchange is suspended, or minimum prices are established on such Exchange, or (b) a banking moratorium is declared by either Federal or New York State authorities, or (c) there has occurred any declaration of war or national emergency by the United States or any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it impracticable to market the Underwritten Securities or enforce contracts for the sale of the Underwritten Securities, or (d) since the respective dates as of which information is given in the Prospectus as amended or supplemented, there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or assets of the Company and its subsidiaries considered as a whole, or any material adverse change in the financial position or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which in any such case is to make it impracticable or inadvisable in the reasonable judgment of the Representative to market the Underwritten Securities, or (e) trading generally shall have been suspended or materially limited on or by, as the case may be, either the New York Stock Exchange or the American Stock Exchange the effect of which, in the reasonable judgment of the Representative, is to make it impracticable to market the Underwritten Securities.

     10. The respective obligations of the Underwriters under this Agreement with respect to the Underwritten Securities are subject to the accuracy, on the date of the Terms Agreement and on the Delivery Date, of the representations and warranties of the Company contained herein, to performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions applicable to the Underwritten Securities:

          (a) At or before the Delivery Date, no stop order suspending the effectiveness of the Registration Statement nor any order directed to any document incorporated by reference in any Prospectus shall have been issued and prior to that time no stop order proceeding shall have been initiated or threatened by the Commission, and no challenge shall have been made to the accuracy or adequacy of any document incorporated by reference in any Prospectus and any request of the Commission for inclusion of any additional information shall have been complied with; and, after the date of the Terms Agreement the Company shall not have filed with the Commission any amendment or supplement to the Registration Statement or any Prospectus (or any document incorporated by reference therein) to which the Representative shall have reasonably objected after having received reasonable notice thereof.

          (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or any Prospectus contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Underwritten Securities and the Indenture and the form of the Registration Statement, each Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) The Company shall have furnished to the Representative, on the Delivery Date, a certificate of the Company, dated as of the Delivery Date, signed by its Chairman or its President or a Vice President and its Treasurer or an Assistant Treasurer as follows:

             (i) The representations, warranties and agreements of the Company in Paragraph 1 are true and correct as of the Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Paragraph 10(a) have been fulfilled; and

             (ii) They have carefully examined the Registration Statement and each Prospectus and, in their opinion, (A) as of the date of each Prospectus, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the date of each Prospectus, no event has occurred which should have been set forth in a supplement to or amendment of the Prospectus which has not been set forth in such a supplement or amendment.

          (e) The Company shall have furnished to the Representative, on the Delivery Date, the opinion of Paul M. Tschirhart, Esq., Senior Vice President, Secretary and General Counsel of the Company, addressed to the Underwriters and dated the Delivery Date, to the effect that:

             (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified and in good standing as a foreign corporation under the laws of each of the several jurisdictions in which the failure to so qualify and be in good standing would materially adversely affect the business or financial condition of the Company and its consolidated subsidiaries as a whole and has the corporate power and authority to own or hold its properties and to conduct the business in which it is engaged;

             (ii) Each Significant Subsidiary has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the jurisdiction of its incorporation, is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify and be in good standing would materially adversely affect the business or financial condition of the Company and its consolidated subsidiaries as a whole and has the corporate power and authority to own or hold its properties and to conduct the business in which it is engaged; and, to the best of such counsel's knowledge, the Company owns, directly or indirectly, free and clear of liens and encumbrances, all of the outstanding capital stock of each Significant Subsidiary, except to the extent set forth in the Prospectus;

             (iii) The applicable Indenture has been validly authorized, duly executed and delivered by the Company and duly qualified under the Trust Indenture Act, and is a valid and binding instrument of the Company enforceable in accordance with its terms except as limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting enforcement of creditors' rights generally;

             (iv) The Immediate Delivery Underwritten Securities have been validly authorized, duly executed by the proper authorized officers of the Company, and, assuming they have been duly authenticated by the applicable Trustee or the authenticating agent and delivered, are the validly issued, outstanding and legally binding obligations of the Company;

             (v) The Delayed Delivery Underwritten Securities, if any, have been validly authorized and, when duly executed, authenticated, issued and delivered and paid for by the respective purchasers thereof under the related Delayed Delivery Contracts, such Delayed Delivery Underwritten Securities will be validly issued, outstanding and legally binding obligations of the Company;

             (vi) The Delayed Delivery Contracts, if any, have been validly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the purchasers thereunder, are valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as limited by general principles of equity and by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting enforcement of creditors' rights generally;

             (vii) The Underwritten Securities and each Indenture conform in all material respects to the statements concerning them in the Registration Statement and each Prospectus;

             (viii) The Registration Statement is effective under the Act and, to the knowledge of such counsel, no stop order suspending its effectiveness has been issued and no proceeding for that purpose is pending or threatened by the Commission;

             (ix) No order directed to any document incorporated by reference in any Prospectus has been issued and, to the knowledge of such counsel, no challenge has been made to the accuracy or adequacy of any such document;

             (x) The Registration Statement and the Prospectus (except that no opinion need be expressed as to the financial statements, schedules and other financial and statistical data contained therein), as of the respective effective or issue date of each, appear to comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act, and the applicable rules and regulations of the Commission under said Acts and the documents incorporated by reference in the Prospectus (except that no opinion need be expressed as to the financial statements, schedules and other financial and statistical data contained therein) appear to comply as of their respective dates as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder;

             (xi) Such counsel does not know of any litigation or any governmental proceeding instituted or threatened against the Company or any of its subsidiaries which could materially affect the transactions contemplated by this Agreement or would be required to be disclosed in any Prospectus which is not disclosed and correctly summarized therein;

             (xii) Such counsel does not know of any contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations, or which are required to be filed by the Exchange Act or the rules and regulations of the Commission thereunder as exhibits to any document incorporated by reference in the Prospectus, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Exchange Act; and

             (xiii) This Agreement and the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and the Delayed Delivery Contracts, if any, and the sale of the Underwritten Securities and compliance by the Company with the provisions of the Underwritten Securities and the applicable Indenture will not conflict with, or result in a breach of any of the provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any material agreement, indenture or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, or result in a violation of the provisions of the Certificate of Incorporation, as amended, or By-Laws of the Company or any order, rule or regulation of any court or other governmental body; and no consent, authorization or order of, or filing or registration with, any court or governmental body is required for the execution, delivery and performance by the Company of this Agreement and the Delayed Delivery Contracts, if any, and the applicable Indenture, except such as may be required by the Act, the Trust Indenture Act, the Exchange Act or state securities laws.

          Such counsel shall additionally state that he has participated in conferences with officers and other representatives of the Company at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which would lead him to believe that at the time the Registration Statement became effective (or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time of the most recent such filing) either the Registration Statement or any such amendment thereto contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented as of its date and at the date of the opinion, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no comment need be expressed as to the financial statements, schedules and other financial and statistical data contained therein).

          (f) The opinion of counsel to the Underwriters, addressed to the Underwriters and dated the Delivery Date, covering such matters as the Representative shall reasonably request shall have been furnished to the Representative on the Delivery Date. Such opinion shall also make the same statement as set forth in the last paragraph of Paragraph 10(e).

          (g) The Company shall have furnished to the Representative on the Delivery Date a letter of Coopers & Lybrand and, to the extent that the Prospectus contains or incorporates by reference consolidated financial statements or related financial statement schedules audited by Arthur Andersen & Co., a letter of Arthur Andersen & Co., each addressed to the Underwriters and dated the Delivery Date, of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 38 and covering such specified financial statement items and other matters as the Representative may reasonably request.

          (h) There shall not have been any material information contained in the letter specified in Paragraph 10(g) which makes it impractical or inadvisable in the judgment of the Representative to proceed with the public offering or the delivery of the Underwritten Securities.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

     11. If the Underwriters shall decline to purchase the Immediate Delivery Underwritten Securities for any reason permitted under this Agreement (other than pursuant to Paragraphs 5 and 9), the sole liability of the Company to the Underwriters (in addition to any liability it may have under Paragraph 8) will be to reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of Immediate Delivery Underwritten Securities, and upon demand the Company shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Paragraph 5 hereof by reason of the default of one or more Underwriters or is terminated by the Underwriters pursuant to Paragraph 9 hereof, the Company shall not be obligated to reimburse any Underwriter on account of those expenses.

     12. The Company shall be entitled to act and rely upon any request, consent, notice or agreement of or by the Underwriters given by the Representative. Any notice by the Company to the Underwriters shall be sufficient if given in writing (including facsimile transmission) addressed as indicated in the Terms Agreement, and any notice by the Underwriters to the Company shall be sufficient if given in writing or by telegraph addressed to the Company, at 225 Brae Boulevard, Park Ridge, New Jersey 07656-0713, Attention:
Treasurer.

     13. This Agreement shall be binding upon the Underwriters, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of any Participant and the person or persons, if any, who control any Underwriter or Participant within the meaning of Section 15 of the Act, and (b) the indemnity agreement of the Underwriters contained in Paragraph 8 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     14. For purposes of this Agreement, (a) "business day" means any day on which the Exchange is open for trading and (b) "subsidiary" has the meanings set forth in Rule 405 of the Rules and Regulations.

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. The Terms Agreement may be executed in one or more counterparts, and if executed in more than one counterpart the executed counterparts shall together constitute a single instrument.

     16. In the event that no Underwriter is listed in the Terms Agreement other than the person or persons who are signatories to the Terms Agreement, all references to the "Representative" in the Agreement shall be deemed to refer to the Underwriter or Underwriters named in the Terms Agreement.

                                                                       EXHIBIT A

                                TERMS AGREEMENT


                                                                            , 19


THE HERTZ CORPORATION
225 Brae Boulevard
Park Ridge, New Jersey 07656-0713

Dear Sirs:

     We (the "Underwriters") understand that The Hertz Corporation, a Delaware
corporation (the "Company"), proposes to issue and sell $          aggregate
principal amount of its           (the "Underwritten Securities"). Subject to
the terms and conditions set forth herein or incorporated by reference herein, the Underwriters offer to purchase, severally and not jointly, the principal amount of Underwritten Securities set forth below opposite their respective
names at a purchase price of      % of the principal amount thereof, together
with interest accrued thereon from          , 19  to the Delivery Date:

                                                                             Principal
        Underwriter                                                          Amount
        ------------                                                         ---------







                                                                             ----------
             Total........................................................   $
                                                                              =========

     The Underwritten Securities, which are to be issued under either (1) an Indenture dated as of April 1, 1986 between the Company and Chemical Bank, successor by merger to Manufacturers Hanover Trust Company, as Trustee (the "Senior Securities"), (2) an Indenture dated as of June 1, 1989 between the Company and The Bank of New York, as Trustee (the "Senior Subordinated Securities"), or (3) an Indenture dated as of July 1, 1993 between the Company and Citibank, N.A., as Trustee (the "Junior Subordinated Securities") shall have the following terms:
    Denomination:
    Maturity:
    Interest rate:
    Interest payment dates:
    Price to public:
    Closing date and time:
    Place of delivery:
    Redemption provisions:
    Senior Securities/Senior Subordinated Securities/Junior Subordinated
    Securities:
    [other terms:]
    [Delayed Delivery Contracts: None]
    [The Delayed Delivery Contracts shall have the following terms:
    Delivery date:
    [Revisions, if any, to the settlement procedures described in paragraph 6 of the document entitled "The Hertz Corporation -- Debt Securities -- Underwriting Agreement Basic Provisions" (the "Basic Provisions")]
    Expiration date:
    Compensation to Underwriters:
    Minimum principal amount of Underwritten Securities to be sold pursuant to any Delayed Delivery Contract:
    Maximum aggregate principal amount of Underwritten Securities to be sold pursuant to all Delayed Delivery Contracts:]

     All the provisions contained in the Basic Provisions, filed as an exhibit to the Registration Statement relating to the Underwritten Securities and attached hereto as Annex A, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     Any notice by the Company to the Underwriters pursuant to this Terms Agreement shall be sufficient if given in writing or by telegraph addressed to [Insert Name and Address of the Representative(s) of the Underwriters].

                                             Very truly yours,
                                             [INSERT NAME[S] OF
                                             REPRESENTATIVE[S]]

                                             By _____________________________
                                                Acting for themselves and
                                                  as Representative[s] of the
                                                  Underwriters
Accepted:

THE HERTZ CORPORATION

By ___________________
   Title:

                                                                       EXHIBIT B

                             THE HERTZ CORPORATION

                             [TITLE OF SECURITIES]

                           DELAYED DELIVERY CONTRACT


                                                                            , 19


THE HERTZ CORPORATION
225 Brae Boulevard
Park Ridge, New Jersey 07656-0713

Dear Sirs:

     The undersigned hereby agrees to purchase from The Hertz Corporation, a Delaware corporation (the "Company"), and the Company hereby agrees to sell to
the undersigned,                             $           principal amount of the
Company's above-captioned securities (the "Securities"), offered by
the Company's prospectus dated          , 19  , as supplemented by the
prospectus supplement dated          , 19  (collectively, the "Prospectus"),
receipt of a copy of which is hereby acknowledged, at a purchase price of   % of
the principal amount thereof plus interest accrued from          , 19  to the
Delivery Date (as defined in the next paragraph) and on the further terms and conditions set forth in this Contract.

     Payment for and delivery of the Securities to be purchased by the
undersigned shall be made on          , 19  , herein called the "Delivery Date."

     At 10:00 A.M., New York time, on the Delivery Date, the Securities to be purchased by the undersigned hereunder will be delivered by the Company to the undersigned, and the undersigned will accept delivery of such Securities and will make payment to the Company of the purchase price therefor, at the office
of                . Payment will be by certified or official bank check payable in next-day funds settled through the New York Clearing House to or upon the order of the Company. The Securities will be delivered in fully registered form in such authorized denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than two full business days prior to the Delivery Date, or, if the undersigned fails to make a timely designation in the foregoing manner, in the form of one definitive fully registered certificate representing the Securities in the above principal amount, registered in the name of the undersigned.

     This Contract will terminate and be of no further force and effect after
         , 19 , unless the Company shall have sold to the Underwriters named in the Prospectus the Immediate Delivery Underwritten Securities (as defined in the Underwriting Agreement referred to in the Prospectus) and the Company shall have mailed or delivered to the undersigned at its address set forth below a notice to that effect, stating the date of the occurrence thereof, accompanied by copies of the opinions of counsel for the Company delivered to such Underwriters pursuant to Paragraphs 10(e) and 10(f) of the Underwriting Agreement Basic Provisions.

     The obligation of the undersigned to accept delivery of and make payment for the Securities on the Delivery Date will be subject to the condition that the Securities shall not, on the Delivery Date, be an investment prohibited by the laws of the jurisdiction to which the undersigned is subject, the undersigned hereby representing that such an investment is not so prohibited on the date hereof.

     This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors but will not be assignable by either party hereto without the written consent of the other.

     It is understood that acceptance of any Delayed Delivery Contract (as defined in said Underwriting Agreement) is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                             Very truly yours,

                                             By__________________________

                                               __________________________
                                               Title:

                                               __________________________

                                               __________________________
                                               Address:

Accepted as of           , 19

THE HERTZ CORPORATION

By ______________________
   Title:

                                        2